Exhibit 10.5

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EMPLOYEMENT AGREEMENT (this “Amendment”) is entered into as of December 13, 2022 (the “Amendment Effective Date”) among Mobile Infrastructure Corporation, a Maryland corporation formerly known as The Parking REIT, Inc. (the “Company”), Mobile Infra Operating Partnership, L.P. a Maryland limited partnership formerly known as MVP REIT II Operating Partnership, LP (the “Operating Partnership”), and Stephanie Hogue (the “Executive”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms under the Agreement (as hereinafter defined).

WHEREAS, the Company, Operating Partnership and Executive are parties to that certain Employment Agreement, entered into as of August 25, 2021, as amended by the First Amendment to Employment Agreement dated August 23, 2022 (the “Agreement”);

WHEREAS, pursuant to Section 10(h) of the Agreement, amendments to the Agreement are required to be effected pursuant to a writing executed by the Company, the Operating Partnership and the Executive; and

WHEREAS, the Company, the Operating Partnership and the Executive desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the Executive’s continued employment with the Company, and for other good and valuable consideration, the Executive, the Company and the Operating Partnership hereby amend and modify the Agreement as follows:

1.         Section 2(b)(iv) of the Agreement.  Section 2(b)(iv) of the Agreement is hereby deleted in its entirety and replaced with the following:

                        “On August 23, 2022, the Company granted to Executive 102,128 LTIP Units of the Operating Partnership, subject to vesting requirements as described in the LTIP Unit Award Agreement dated August 23, 2022 (the “Liquidity Event Restricted Units”). Pursuant to an amendment to such LTIP Unit Award Agreement, the Liquidity Event Restricted Units shall fully vest upon the occurrence of a Liquidity Event within three (3) years of the Employment Effective Date followed by the Executive remaining continuously employed with the Company, the Operating Partnership or an affiliate through the one-year anniversary of the Liquidity Event, or if the Executive is terminated by the Company, the Operating Partnership or an affiliate without Cause or resigns for Good Reason within one hundred and eighty (180) days before a Liquidity Event or within one year after the Liquidity Event.”

2.         Section 9(b) of the Agreement. Section 9(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

                        ““Change in Control” means a “change in control” as defined in the MVP REIT II, Inc. 2015 Incentive Plan (as may be amended from time to time), or any successor plan thereto; provided however, that in no event shall the following constitute a “Change in Control”: (i) the merger of the REIT with or into Mobile Infrastructure Trust, a Maryland real estate investment trust, or (ii) the transactions under that certain Agreement and Plan of Merger by and among Fifth Wall Acquisition Corp. III, Queen Merger Corp. I, and Mobile Infrastructure Corporation dated December 13, 2022.”

3.         Section 9(i) of the Agreement. Section 9(i) of the Agreement is hereby amended by adding the following sentence at the end thereof:

                        “For avoidance of doubt, consummation of the transactions under that certain Agreement and Plan of Merger by and among Fifth Wall Acquisition Corp. III, Queen Merger Corp. I, and Mobile Infrastructure Corporation dated December 13, 2022 shall constitute a “Liquidity Event”.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company, the Operating Partnership and the Executive have executed this Amendment as of the day and year first written above.

COMPANY:

MOBILE INFRASTRUCTURE CORPORATION

By: /s/ Manuel Chavez III

Name: Manuel Chavez III

Title: Chief Executive Officer

Date: December 13, 2022

OPERATING PARTNERSHIP:

MOBILE INFRA OPERATING PARTNERSHIP, L.P.

By: Mobile Infrastructure Corporation, its general partner

By: /s/ Manuel Chavez III

Name: Manuel Chavez III

Title: Chief Executive Officer

Date: December 13, 2022

EXECUTIVE:

/s/ Stephanie Hogue

Stephanie Hogue

Date: December 13, 2022

 [Amendment to Employment Agreement Hogue]